UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 25, 2021 (June 22, 2021)

GLOBAL SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Square, 12th Floor
New York, NY 10005
(Address of principal executive offices) (Zip Code)

(212) 785-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange which registered
Common Stock, $0.01 par value	SELF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Common Stock Offering

On June 22, 2021, Global Self Storage, Inc. (the “Company”) entered into an underwriting agreement with EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters named on Schedule I attached thereto (the “Underwriting Agreement”), in connection with the offer and sale by the Company to the underwriters of 1,121,496 shares of its common stock, par value $0.01 per share at a public offering price of $5.350 per share. The Company has also granted the underwriters a 45-day option to acquire up to an aggregate of 168,224 additional shares of the Company's common stock. The Company received aggregate net proceeds from the offering of approximately $5.2 million after deducting offering expenses. The shares of the Company’s common stock are being offered and sold under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to a shelf registration statement on Form S-3 (File No. 333-227879) (the “Registration Statement”). The offering closed on June 25, 2021.

The following documents are being filed with this Current Report on Form 8-K and are being incorporated by reference into the Registration Statement: (i) the Underwriting Agreement, (ii) a validity opinion with respect to the shares of common stock offered, and (iii) an opinion with respect to tax matters.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 22, 2021, by and among the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters named on Schedule I attached thereto
5.1	Opinion of Clifford Chance US LLP
8.1	Tax opinion of Clifford Chance US LLP
23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1)
23.2	Consent of Clifford Chance US LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

By:	/s/ Mark C. Winmill
Name:	Mark C. Winmill
Title:	President

Date: June 25, 2021